UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2016

MONSTER WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34209	13-3906555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Building 15 Weston, Massachusetts		02493
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 461-8000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 4, 2016, Monster Worldwide, Inc. (the “Company”) produced for distribution a slide deck presentation on delivering value to stockholders. A copy of the Company’s slide deck presentation is attached hereto as Exhibit 99.1.

On October 3, 2016, an article was published by Reuters Breakingviews relating to the Company. A copy of the article follows as part of this filing under Rule 14a-12 of the Securities Exchange Act of 1934, as amended. The consent of the author and the publication to use the article under Rule 14a-12 was obtained.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Presentation regarding the planned transaction, the expected timetable for completing the planned transaction, future financial and operating results, future capital structure and liquidity, benefits of the planned transaction, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Monster Worldwide, Inc. (“Monster”) include forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: uncertainties as to the timing of completion of the planned transaction, the ability to obtain requisite regulatory approvals, the tender of a majority of the outstanding shares of common stock of Monster, the possibility that competing offers will be made and the satisfaction or waiver of the other conditions to the consummation of the planned transaction; the potential impact of the announcement or consummation of the planned transaction on relationships, including with employees, suppliers and customers; and the other factors and financial, operational and legal risks or uncertainties described in Monster’s public filings with the Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Monster’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer documents filed and to be filed by Randstad North America, Inc. and Monster. Forward-looking statements speak only as of the date the statement was made.

Additional Information and Where to Find It

Randstad North America, Inc.’s tender offer for shares of Monster’s common stock commenced on September 6, 2016, and, in connection with the offer, Randstad North America, Inc. and its subsidiary, Merlin Global Acquisition, Inc., filed a tender offer statement on Schedule TO with the SEC and Monster filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. Monster’s stockholders are strongly advised to read the tender offer statement (including the offer to purchase, letter of transmittal and related tender offer documents) and the related solicitation/recommendation statement on Schedule 14D-9 filed by Monster with the SEC because they contain important information about the proposed transaction. These documents are available at no charge on the SEC’s website at www.sec.gov. In addition, copies of the offer to purchase, letter of transmittal and other related materials are available free of charge by contacting MacKenzie Partners, Inc., the information agent for the tender offer, toll-free at (800) 322-2885 (or at +1 212-929-5500 collect if you are located outside the U.S. and Canada), or by email to monster@mackenziepartners.com.

Monster and its directors and executive officers may be deemed to be participants in the solicitation of consent revocations from Monster stockholders in connection with the consent solicitation conducted by MediaNews Group, Inc. and certain of its affiliates. Information about Monster officers and directors and their ownership of Monster shares is set forth in the proxy statement for Monster’s 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2016. Information about Monster officers and directors is set forth in Monster’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 11, 2016. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of consent revocations in connection with the consent solicitation conducted by MediaNews Group, Inc. and certain of its affiliates by reading the preliminary and definitive consent revocation statement statements regarding the transaction, which may be filed by Monster with the SEC.

In connection with the consent solicitation, Monster may file a preliminary consent revocation statement with the SEC in response to the consent solicitation. Monster’s stockholders are strongly advised to read such consent revocation statement (including any amendments or supplements thereto) and any other relevant documents that Monster will file with the SEC when they become available because they contain important information. These documents are available at no charge on the SEC’s website at www.sec.gov.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Slide Deck Presentation, Dated October 4, 2016, Entitled “Delivering Value to Monster Stockholders”

99.2	Author Jennifer Saba, Reuters Breakingviews, “Unprintable” dated October 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONSTER WORLDWIDE, INC.
(Registrant)

By:	/s/ Michael C. Miller
Name:	Michael C. Miller
Title:	Executive Vice President, General Counsel and Secretary

Date: October 4, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide Deck Presentation, Dated October 4, 2016, Entitled “Delivering Value to Monster Stockholders”

99.2	Author Jennifer Saba, Reuters Breakingviews, “Unprintable” dated October 3, 2016